EXHIBIT 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Crimson Forest Entertainment Group Inc. (the “Company”) for the period ended November 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan Lim, Chief Executive Officer of the Company, certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, our consolidated financial condition and results of operations.

/s/ Jonathan Lim
Jonathan Lim
Chief Executive Officer

Date: January 20, 2015

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by us pursuant to the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Quarterly Report of Crimson Forest Entertainment Group Inc. on Form 10-Q for the period ended November 30, 2014 as filed with the Securities and Exchange Commission on the date hereof.